Financial instruments	3 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments

13. Financial instruments

The Company's financial assets consist of cash and cash equivalents, short-term and long-term investments, accounts receivable, accounts payable and accrued liabilities, lease obligation, government and bank loan, and derivative liabilities.

The Company uses the following hierarchy for determining and disclosing fair value of financial instruments:

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Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
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Level 2: other techniques for which all inputs have a significant effect on the recorded fair value which are observable, either directly or indirectly.
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Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The Company's short and long-term investments are initially recorded at fair value and subsequently revalued to their fair market value at each period end based on inputs such as quoted equity prices. The Company's short-term investments are measured at fair value on a recurring basis and classified as level 1 within the fair value hierarchy. The fair value of short-term investments is based on the quoted market price of the short-term investments. The fair value of the long-term investment is classified as Level 3 and measured based on data such as the price paid by arm's length parties in a recent transaction. The fair value of the derivative liabilities related to Ely Warrants is determined using the Black-Scholes valuation model. The fair value of derivative warrants to purchase shares in Monarch and VZZ were initially determined on a residual value basis and subsequently measured using the Black-Scholes valuation model. The significant inputs used are readily available in public markets and therefore have been classified as Level 2. Inputs used in the Black-Scholes model for derivative warrant liabilities include risk-free interest rate, volatility, and dividend yield. The fair value of the derivative liabilities related to the put and call option contracts is based on the quoted market price of these contracts.

The fair value of the Company's other financial instruments, which include cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities approximate their carrying values due to their short term to maturity. Bank loan and lease obligation are measured at amortized cost. The fair value of the bank loan and lease obligation approximate their carrying values as their interest rates are comparable to current market rates.

Gold Royalty Corp.

Notes to Consolidated Financial Statements

For the three months ended December 31, 2022 and the years ended September 30, 2022 and 2021

(Expressed in thousands of United States dollars unless otherwise stated)

13. Financial instruments (continued)

13.1 Financial risk management objectives and policies

The financial risk arising from the Company's operations are credit risk, liquidity risk, currency risk, equity price risk and interest rate risk. These risks arise from the normal course of operations and all transactions undertaken are to support the Company's ability to continue as a going concern. The risks associated with financial instruments and the policies on how the Company mitigates these risks are set out below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

13.2 Credit risk

Credit risk is the risk of an unexpected loss if a customer or third-party to a financial instrument fails to meet its contractual obligations. Credit risk for the Company is primarily associated with the Company's bank balances and accounts receivable. The Company mitigates credit risk associated with its bank balances by holding cash with Schedule I chartered banks in Canada and their US affiliates. The Company's maximum exposure to credit risk is equivalent to the carrying value of its cash and cash equivalents and accounts receivable. In order to mitigate its exposure to credit risk, the Company closely monitors its financial assets.

13.3 Liquidity risk

Liquidity risk is the risk that the Company will not be able to settle or manage its obligations associated with financial liabilities. To manage liquidity risk, the Company closely monitors its liquidity position and ensures it has adequate sources of funding to finance its projects and operations. The Company's working capital (current assets less current liabilities) as at December 31, 2022 was $7,559 compared to $9,746 as at September 30, 2022. The Company's accounts payable and accrued liabilities are expected to be realized or settled, respectively, within a one-year period.

The Company's future profitability will be dependent on the royalty income to be received from mine operators. Royalties are based on a percentage of the minerals or the products produced, or revenue or profits generated from the property which is typically dependent on the prices of the minerals the property operators are able to realize. Mineral prices are affected by numerous factors such as interest rates, exchange rates, inflation or deflation and global and regional supply and demand. In managing liquidity risk, the Company takes into account the amount available under the ATM Program, anticipated cash flows from operating activities and its holding of cash and short-term investments. The Company believes it has the required liquidity to meet its obligations and to finance its planned activities.

13.4 Currency risk

The Company is exposed to foreign exchange risk when the Company undertakes transactions and holds assets and liabilities in currencies other than its functional currency. The Company currently does not engage in foreign exchange currency hedging. The currency risk on the Company's cash and cash equivalents, short-term investments, accounts payable and accrued liabilities and derivative liabilities are minimal.

13.5 Equity price risk

The Company is exposed to equity price risk associated with its investments in other mining companies. The Company's short-term investments consisting of common shares are exposed to significant equity price risk due to the potentially volatile and speculative nature of the businesses in which the investments are held. Based on the Company's short-term investments held as at December 31, 2022, a 10% change in the market price of these investments would have an impact of approximately $280 on net loss.

13.6 Interest rate risk

The Company's exposure to interest rate risk arises from the impact of interest rates on its cash and secured revolving credit facility, which bear interest at fixed or variable rates. The interest rate risks on the Company's cash balances are minimal. The Company's secured revolving credit facility bears interest at a rate determined by reference to the U.S. dollar Base Rate plus a margin of 3.00% or Adjusted Term SOFR plus a margin of 4.00%, as applicable and an increase (decrease) of 10 basis point in the applicable rate of interest would not have a significant impact on the net loss for the three months ended December 31, 2022. The Company's lease liability is determined using the interest rate implicit in the lease and an increase (decrease) of 10 basis point would not have a significant impact on the net loss for the three months ended December 31, 2022.